November 2021 Investor Presentation

2 This presentation contains certain statements related to future results, our intentions, beliefs and expectations or predictions for the future which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from either historical or anticipated results depending on a variety of factors. These risks and uncertainties include, but are not limited to, the impact of the continuing financial and operations uncertainty due to the COVID-19 pandemic, including its impact on the overall economy, our sales, customers, operations, team members and suppliers. Further information concerning the Company and its business, including factors that potentially could materially affect the Company’s financial results, is contained in the Company’s filings with the Securities and Exchange Commission. This presentation includes market and industry data, forecasts and valuations that have been obtained from independent consultant reports, publicly available information, various industry publications and other published industry sources. Although we believe these sources are reliable, we have not independently verified the information and cannot make any representation as to the accuracy or completeness of such information. We disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained in this presentation or to reflect any change in our expectations after the date of this presentation or any change in events, conditions or circumstances on which any statement is based. Use Of Non-GAAP Financial Measures This presentation contains non-GAAP financial measures. These measures, the purposes for which management uses them, why management believes they are useful to investors, and a reconciliation to the most directly comparable GAAP financial measures can be found in the Appendix of this presentation. All references to profit measures and earnings per share on a comparable basis exclude items that affect comparability. Forward Looking Statements November 2021 Investor Presentation

3 Patrick Industries Snapshot (NASDAQ: PATK) Net Sales $3.7B Operating Cash Flow $195M Liquidity $454M1 Adjusted EBITDA $480M2 Free Cash Flow $141M3 Total Net Leverage 2.2x4 Q3’2021 LTM Highlights 1959 Founding 11,000+ Team Members $1.8B Market Cap 70+ Brands Value Proposition Strong portfolio unifies historically fragmented markets Investments in automation, human capital and IT support strong platform Breadth and depth of talent and resources drives innovative customer solutions Broad supply chain strength supports OEM growth 1 As of 9/26/21 I 2 Includes pro forma acquisition adjustments | 3 Operating Cash Flow less Capex | 4 As defined by credit agreement / 5 As of 11/4/21 5 November 2021 Investor Presentation

Diversified Market Platform



59%
Q3'21 LTM

RV

- ✓ Record OEM backlogs
- ✓ Dealer inventories at lowest level seen in years
- ✓ New buyer traffic remains strong
- ✓ Persistent strength in retail demand coupled with depleted channel inventories pointing to double-digit growth for 2021 wholesale



16%
Q3'21 LTM

Marine

- ✓ Record OEM backlogs
- ✓ New buyer traffic and activity remain strong
- ✓ Dealer inventories at lowest level seen in years
- ✓ Expecting channel replenishment well into 2022



14%
Q3'21 LTM

MH

- ✓ Deep OEM backlogs
- ✓ OEM production rates continue to see pressures from labor and input constraints
- ✓ Demographic trends continue to support strong demand patterns for quality, affordable homes



11%
Q3'21 LTM

Industrial

- ✓ Demand from big box retail as homeowners continue to spend on home upgrades & DIY projects
- ✓ Limited inventory and low interest rates fueling demand for residential construction
- ✓ Robust single and multi-family housing starts

Strong Portfolio Unifies Historically Fragmented Markets

PATRICK
November 2021 Investor Presentation
4

59% 16% 14% 11% 1 Q3’21 LTM EBITDA includes pro forma acquisition adjustments | 2 Calculated as operating cash flow less capex |3As of 12/31/2016 and 11/4/21, respectively | 4 Actual # of employees Scaled and Diversified Value-added Player Across Multiple End Markets 2016 Q3’21 LTM Δ Net Sales $1.2B $3.7B + $2.5B Gross Margin 16.6% 19.3% + 270 bps Adj. EBITDA1 $138M $480M + $342M Adj. EBITDA Margin 11.3% 13.0% + 170 bps Free Cash Flow2 $82M $141M + $59M Market Cap3 $1.0B $1.8B + $0.8B Number of Employees4 ~4,500 ~11,000 + 6,500 Continuing to Strengthen Patrick Portfolio 5 2016 Q3’21 LTM 72%3% 13% 12% RV MH IndustrialSales Composition as % of Revenue RV Ind.MH 3% Marine November 2021 Investor Presentation

90,003 79,177 29,504 48,069 89,517 49,182 36,565 40,210 41,085 49,739 47,778 45,996 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Key Highlights  Retail channel continues to be depleted at a remarkable rate  Record OEM backlogs  New buyer traffic and activity remain strong  Completed 23 Leisure Lifestyle acquisitions since 2018 End Market Statistics $2.8B of Q3’21 LTM Net Sales 17% FY 2016 – 2020 CAGR 75% 25% Q3’21 LTM SalesLeisure Lifestyle 6 Leisure Lifestyle Housing & Ind. M a r i n e S h i p m e n t s R V S h i p m e n t s 124,079 Marine Units Depleted from Retail Channel Since 4/1/201 125,070 RV Units Depleted from Retail Channel Since 4/1/202 1 National Marine Manufacturers Association/Company Estimates | 2 RV Industry Association/Company Estimates 148,858 181,568 103,242 129,840 200,906 143,296 75,658 124,124 130,221 148,507 151,760 152,370 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 November 2021 Investor Presentation

$36 $112 $274 $329 $339 $584 2016 2017 2018 2019 2020 LTM Competitive Advantage  Geographically situated to provide JIT inventory management to OEMs  Fully integrated into manufacturers’ design process  Highly engineered and specialized products offer differentiated solutions to OEMs  Growing aftermarket platform including the following brands: 1 LTM as of September 26, 2021| 2 Sales Composition as % of Revenue (Q3’21 LTM) Retail outpacing wholesale shipments Record Marine OEM Backlogs Key Customers Marine Net Sales ($M) Content Per Unit $179 $504 $1,165 $1,695 $2,111 $3,166 2016 2017 2018 2019 2020 LTM1 Marine 7 1 59% 16% 14% 11% Marine2 November 2021 Investor Presentation

Competitive Advantage  Largest OEMs rely on Patrick for high degree of content  Breadth of offering to provide packaged solutions that competitors cannot  Our extensive supply chain fuels the explosive growth in the leisure lifestyle markets RV Net Sales ($M) Content Per Unit $879 $1,128 $1,437 $1,287 $1,392 $2,177 2016 2017 2018 2019 2020 LTM $2,039 $2,234 $2,965 $3,170 $3,235 $3,735 2016 2017 2018 2019 2020 LTM Retail Outpacing Wholesale Shipments Record OEM Backlogs RV 8 1 1 Key Customers 59%16% 14% 11% RV 2 1 LTM as of September 26, 2021| 2 Sales Composition as % of Revenue (Q3’21 LTM) November 2021 Investor Presentation

A wide range of components related to residential housing, commercial and institutional markets Residential Housing Commercial Construction Fixtures Furniture 9 Key Highlights  Demand from big box retailers remains as homeowners continue spending on home upgrades  Limited availability of housing and attractive financing rates are positive indicators for growth  Capital deployment to support capacity expansion and new product development to enhance organic growth  Four acquisitions since 2018 Manufactured Housing Product Categories2 End Market Statistics 25% FY 2016 – 2020 CAGR Single-Section Homes ASP: $53,200 45% of Market Multi-Section Homes ASP: $104,000 55% of Market Industrial Product Categories 1 U.S. Census Bureau |2Manufactured Housing Institute & IBTS $920M of Q3’21 LTM Net Sales Housing & Industrial 75% 25% Leisure Lifestyle In Q3’2021 New Housing Starts Increased by 9% Single Family Increased by 5% Multi-Family Increased by 19%1 Housing & Ind. Q3’21 LTM Sales November 2021 Investor Presentation

Competitive Advantage  Capable of leveraging production capabilities in other end markets  Low-cost supplier of multiple products  Full range of product offerings allows Patrick to supply across the entire value chain  Nationwide manufacturing and distribution footprint allows Patrick to provide products to entire U.S. more efficiently than other competitors MH Net Sales ($M) Content Per Unit $159 $208 $275 $437 $432 $516 2016 2017 2018 2019 2020 LTM $1,966 $2,289 $2,849 $4,616 $4,580 $4,961 2016 2017 2018 2019 2020 LTM OEMs have worked through post-COVID disruptions OEMs unlocking strong and growing backlogs Manufactured Housing 10 1 1 Key Customers 59%16% 14% 11% MH 1 LTM as of September 26, 2021 2 Sales Composition as % of Revenue (Q3’21 LTM) 2 November 2021 Investor Presentation

59%16% 14% 11% Competitive Advantage  “One stop shop” for customers with our diverse manufacturing capabilities  Full range of product offerings allows Patrick to supply across the entire value chain  Home improvement and DIY activity driven by work from anywhere environment Industrial Net Sales ($M) Net Sales Breakdown $148 $188 $280 $285 $323 $426 2016 2017 2018 2019 2020 LTM 70% 30% Residential Commercial & Institutional Fixtures Housing market inventory at historical lows Record new and multi-family housing starts Industrial 11 1 Key Customers Ind. 1 LTM as of September 26, 2021 | 2 Sales Composition as % of Revenue (Q3’21 LTM) 2 November 2021 Investor Presentation

12 Andy Nemeth CEO Jeff Rodino President Kip Ellis COO Jake Petkovich CFO Industry Experience: 29 years 27 years 24 years 25 years Driving Patrick to Be a Leading Diversified Player Across its End Markets  100+ years of industry experience spanning across multiple economic cycles  Management team is adaptable and experienced during economic changes  Proven ability to manage at scale with approximately 11,000 employees in over 190 facilities across 23 states Leadership with Deep Industry Experience November 2021 Investor Presentation

Strong Leadership Team and Cultural Fit Executable Cost and Revenue Synergies Geographic / Market Expansion Market Leadership Adjusted EPS Accretion in First Full Year ROIC > Cost of Capital Accretive to Profit Margins and Revenue Growth Strategic Criteria M&A Criteria and Filters for Successful Strategic Investments 13 Key Market Category Financial Filters Acquisition Timeline November 2021 Investor Presentation

11.2 11.2 11.2 9.6 9.6 10.9 0 5 10 15 20 25 30 35 2020 2025 2026+ RV Owners 5 Year Intenders 6+ Year Intenders 14 • More than 1/3 of those who have purchased new and pre-owned powerboats in 2020 were first-time boat buyers • 70% of prospective boat buyers will make their purchase within 12 months7 • 37% of U.S. households hold some connection to the RV industry, with the largest proportion intending to purchase an RV at some point in the future • 20.5 million households intending to purchase an RV; 9.6 million (47%) plan to purchase within the next five years • A robust economy will support growth across PATK end markets • Disposable Personal Income (DPI) surged to a record-high in 2021 • Housing starts are rising • Strong consumer demand will continue to benefit our businesses Expected to Increase by ~183%2 31.7 6% 4% 5% 15% -1% 1% 3% 5% 7% 9% 11% 13% 15% GDP Disposable Personal Income Retail Sales Housing Starts 2021E % Increase Compared to 2020 1 National Marine Manufacturers Association| 2 Ipsos Go RVing RV Owner Demographic Profile 3 Statista GDP Growth Rate in the US | 4 IBIS World Per Capita Disposable Income | 5 IBIS World Total Retail Sales | 6 St. Louis Fed and Financial Forecast Center | 7 NMMA Tomorrow's Boat Owners Boat Ownership RV Ownership Favorable Macro Trends 3 4 5 6 Favorable Trends Across Our End Markets US Powerboat Registrations (Units)1 12 Months Rolling Through July 263,294 275,103 273,020 290,396 315,362 2017 2018 2019 2020 2021 (millions) November 2021 Investor Presentation

15 Environmental Social Governance • Wood dust being reclaimed into materials used for pellets supplying heating processes • Rolling out a corporate campaign making our building more sustainable through minimizing paper, improving our recycling system • Pioneer Partner for Care Camps • Supporting numerous charitable organizations in local communities: • Recruiting recent college graduates for Leadership Development Program IMPACT • Enhancing and expanding ESG Policies to best practice standards • Development of Vendor Code of Conduct to assess social and environmental responsibility ESG Current & Upcoming Initiatives  Elkhart Community Foundation  RV industry production associate skills training program  Boys & Girls Clubs in Elkhart and neighboring towns  Military Makeover house remodel for military veteran November 2021 Investor Presentation

$56 $86 $120 $90 $97 $202 2016 2017 2018 2019 2020 LTM $2.43 $3.48 $4.93 $3.85 $4.20 $8.66 16 Profitability Driven by Growth in Investment and Higher Margin Products and Leveraging of Fixed Costs Strong Trajectory of Net Sales and Adj. EBITDA $138 $200 $280 $250 $326 $480 $0 $50 $10 0 $15 0 $20 0 $25 0 $30 0 $35 0 $40 0 $45 0 $50 0 2016 2017 2018 2019 2020 LTM 11.3% 12.2% 12.4% 10.7% 13.1% 13.5% $1,222 $1,636 $2,263 $2,337 $2,487 $3,703 2016 2017 2018 2019 2020 LTM Net Sales Growth ($M) Adj. EBITDA ($M) and Margin YTD 2021 • RV and Marine growth driven by outdoor recreation trends, accelerated by lean inventories, strong demographic trends, and the appeal of socially distant activities • Significant resurgence of consumer demand across end markets in the second half of the year • Industrial and MH growth driven by shift from urban to suburban markets • Investments in automation, human capital and IT to strengthen platform • Strategic gains through our growing footprint, resources, and agility of our positions in our markets • Gains related to synergies from acquired businesses • Continued leveraging our fixed cost structure and automation efficiencies, as well as driving continuous improvement initiatives Net Income ($M) & Diluted EPS 1 1 1 1 LTM as of September 26, 2021 |2 2020 EBITDA includes pro forma acquisition adjustments November 2021 Investor Presentation

17 2.0x 1.8x 2.4x 2.3x 2.4x 2.2x 2016 2017 2018 2019 2020 LTM 9/26/21 Net Debt / Adjusted EBITDAHighlights 9/26/21 LTM Return on Assets 8.6% Accounts Receivable Turnover 15.8x Inventory Turnover 8.1x Current Ratio 2.1x Avg. Cash Conversion Cycle 52.4 Days No Major Debt Maturities Until 2023 Liquidity ($M) Total Revolver Credit Capacity $550.0 Less: Total Revolver Used (including outstanding letters of credit) (140.7) Unused Credit Capacity 409.3 Add: Cash on Hand 44.9 Total Available Liquidity $454.2 The strength of our cash flows and liquidity allows us to invest in our existing business as well as pursue attractive acquisition opportunities Strong Liquidity Profile Debt Maturity Schedule ($M) $4 $8 $180 $13 $15 $236 $300 $350 2021 2022 2023 2024 2025 2026 2027 2028 2029 November 2021 Investor Presentation

$138 $200 $280 $250 $326 $480 $82 $78 $166 $164 $128 $141 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% $0 $100 $200 $300 $400 $500 $600 2016 2017 2018 2019 2020 LTM 9/26/21 Adj. EBITDA Free Cash Flow Total Leverage 18 $11 $18 $30 $21 $25 $38 $4 $4 $4 $7 $7 $6 2 0 1 6 2 0 1 7 2 0 1 8 2 0 1 9 2 0 2 0 9 M O S . 2 0 2 1 Growth Capex Maintenance Capex Maintenance & Total CapEx $ in millions 2.2X $759 million generated in free cash flow from 2016 – LTM 9/26/21  Low fixed cost requirements Robust Free Cash Flow Generation 1 Total Leverage =Net Debt/ Adj. EBITDA $ in millions 1 2.4X2.3X2.4X 1.8X2.0X November 2021 Investor Presentation

1 Total Leverage = Net Debt / Adj. EBIDTA | 2 Liquidity defined as Revolver availability (net of outstanding Letters of Credit) plus Cash and Cash Equivalents Total Leverage1: 2.0x 1.8x 2.4x 2.3x 2.4x Liquidity2: $174M $163M $412M $551M $315M Capital Allocation Strategy Deploy strong cash flows to highest value projects Maintain a disciplined leverage position Utilize capital resources to grow and reinvest Prudent Capital Allocation and Conservative Leverage Opportunistic share buybacks 19 Historical Capital Allocation Leverage: 2.0x 1.8x 2.4x 2.3x 2.4x Operating Cash Flow: $97M $100M $200M $192M $160M $159 $274 $485 $94 $139 $252 $343 $56 $306 $0$0 $100 $200 $300 $400 $500 $600 2016 2017 2018 2019 2020 Share Repurchases Dividends M&A Capex $385 Total $ in millions November 2021 Investor Presentation

Execute on strategic acquisitions in primary markets New product development and product line extensions Expand into new geographic regions Long-term secular growth across all end markets & favorable demographics Leading market position in key product categories Cross-pollinate sales across customers and market sectors STRATEGIC ACQUISITIONS INNOVATION GEOGRAPHIC EXPANSION INDUSTRY GROWTH MARKET LEADER MARKET PRESENCE GROWTH ENGINE Invest With Us 20November 2021 Investor Presentation

Appendix

Fiscal Year Ended December 31, LTM 06/27/212016 2017 2018 2019 2020 Net Income $56 $86 $120 $90 $97 $182 + Interest Expense 7 9 26 37 43 47 + Income Taxes 28 27 32 28 33 57 + Depreciation and Amortization 24 33 55 63 71 85 EBITDA $115 $155 $233 $218 $244 $371 Net Sales $1,222 $1,636 $2,263 $2,337 $2,487 $3,703 Adj. EBITDA Margin (%) 11.3% 12.2% 12.4% 10.7% 13.1% 13.0% Fiscal Year Ended December 31, LTM 9/26/212016 2017 2018 2019 2020 Cash Flow from Operations $97 $100 $200 $192 $160 $195 Less: Capital Expenditures (15) (22) (34) (28) (32) (54) Free Cash Flow $82 $78 $166 $164 $128 $141 22 Reconciliation of Cash Flow from Operations to Free Cash Flow ($ in millions) Non-GAAP Reconciliations (1) Represents estimated (i) full-year adjustments for acquired EBITDA and (ii) acquisition-related and other general cost-savings, related to procurement, selling, general and administrative, leveraging of our scale, and, to a lesser extent, branch footprint consolidation, which we expect to realize over the next 12 months. Our ability to achieve such estimated synergies and cost-savings is subject to risks, uncertainties, assumptions and other factors that may cause actual results, performance or achievements to be materially different from any results, performance or achievement expressed or implied by the estimate. Use of Non-GAAP Financial Information Free Cash Flow and Earnings before interest, taxes, depreciation and amortization (“EBITDA”) are non-GAAP financial measures. In addition to reporting financial results in accordance with accounting principles generally accepted in the United States, we provide non-GAAP operating results adjusted for certain items and other one-time items. We adjust for the items listed in all periods presented, unless the impact is clearly immaterial to our financial statements. We utilize the adjusted results to review our ongoing operations without the effect of these adjustments and for comparison to budgeted operating results. We believe the adjusted results are useful to investors because they help them compare our results to previous periods and provide important insights into underlying trends in the business and how management oversees our business operations on a day-to-day basis. Reconciliation of Net Income to Adj. EBITDA Fiscal Year Ended December 31, LTM 9/26/212016 2017 2018 2019 2020 Net Income $56 $86 $120 $90 $97 $202 + Interest Expense 7 9 26 37 43 52 + Income Taxes 28 27 32 28 33 65 + Depreciation and Amortization 24 33 55 63 71 97 EBITDA $115 $155 $233 $218 $244 $416 + Stock Compensation 6 10 14 15 16 22 + Other non-recurring items and acquisition pro-forma adj. (1) 17 35 33 17 661 42 Adj. EBITDA 38 200 80 50 326 480 ($ in millions) November 2021 Investor Presentation

Single-Section Homes Multi-Section Homes ASP: $53,200 | 45% of Market ASP: $104,000 | 55% of Market 23 TOWABLE Shipments: 91% Wholesale | 68% Retail Value MOTORIZED Shipments: 9% Wholesale | 32% Retail Value Travel Trailer | ASP: $25,500 Fifth Wheel | ASP: $54,900 Class A | ASP: $206,400 Class B & C | ASP: $117,200 Total Retail Value of Shipments in 2020: $18B RV PRODUCT CATEGORIES1 Pontoon Ski & Wake Fiberglass Aluminum ASP: $44,300 | 29% of Market ASP: $111,000 | 6% of Market ASP: $81,300 | 37% of Market ASP: $26,500 | 28% of Market U.S Expenditures on Boats, Engines, and Accessories Totaled $xxB in 2019 MARINE PRODUCT CATEGORIES2 MANUFACTURED HOUSING PRODUCT CATEGORIES3 1 Source: RVIA 2020 Industry profile (travel trailer ASPS stats include camping trailers and truck campers | 2 Source: NMMA 2019 Statistical Abstracts. | 3 Source: Manufactured Housing Institute. End Market Categories . it r t , i and Ac es ories Totaled $43B in 2019 November 2021 Investor Presentation

Key Product Categories

Marine

Fiberglass and Plastic Thermoformed Helm Systems



Wiring and Wire Harnesses



Boat Covers, Towers, Tops and Frames



Electrical Systems and Components



Fabricated Aluminum and Steel Components



Anchoring, Docking and Boarding



RV

Vinyl, Paper and Hardwood Moldings



Cabinet Doors



Small Plastic Components



Vinyl and Paper Laminated Products



Surface, Granite and Quartz Countertops



Fiberglass Caps, Showers and Tubs



MH

Pre-finished Wall and Ceiling Panels



Roofing and Siding



Flooring



Drywall Finishing Products



Lighting



Venting



Industrial

Kitchen Cabinets, Countertops & Components



Slotwall



Wardrobe Doors & Mirrors



Store Fixtures & Commercial Furnishings



Office & Household Furniture



Fabricated Aluminum & Steel Components



PATRICK
November 2021 Investor Presentation
24

Patrick Product Lines: RV Exterior



Front & Rear Caps
Dash Panels
Bow Trusses
Roof Coating
Solar Panels
Exterior Speakers
Butyl & Putty Tape
LP Tanks
RV Power Cords & Inlets
Aluminum & FRP Side Walls
Fender Skirts
Laminated Side Walls
Paint & Paint Mask
Motion Sensing Lights
LED Lighting
Lithium Batteries
RV Grills & Accessories
StarRV

Additional Product Lines

- ✓ Softwoods
- ✓ Full Body Paint
- ✓ Aluminum Gauges
- ✓ Steel Gauges
- ✓ Mill Finish & Pre-painted Aluminum and Steel
- ✓ Slit & Embossed Steel
- ✓ FRP Coil & Sheet
- ✓ Trim Panels
- ✓ Fuel Systems
- ✓ Metal Extrusions

PATRICK
November 2021 Investor Presentation
25

Patrick Product Lines: RV Interior


Closet & Passage Doors
Fiberglass Bath Fixtures & Shower Doors
Closet Hardware
Lighting
Microwaves
Backsplashes
Electronics
Mattresses
Laminated Panels & Printed Vinyl
Vanity/Wall Mirrors
Laminate & Ceramic Flooring
Furniture
Countertops
Cooktops
Range Hoods
Drawer Fronts & Sides
Cabinet Hardware
Slide-out Floors
Under Cabinet Lighting
Tile
Faucets & Sinks
Refrigerators
Window Trim
Slide Trim – Foam, Hardwood, Wrapped
Hardwood Accessories
Speakers

Additional Supplied Products

- ✓ Exit Lighting
- ✓ Ceiling Fans
- ✓ Power Cords & Inlets
- ✓ RV Tank Heater Pads
- ✓ Fire Extinguishers
- ✓ Electric Fireplaces
- ✓ Wiring, Electrical & Plumbing Products
- ✓ Inverters
- ✓ Tire Pressure Monitors
- ✓ Electrical Switches, Receptacles, & Outlets
- ✓ RV Transfer Switches
- ✓ Battery Selector Switches
- ✓ Cut-to-Size, Boring, Foiling & Edge-Banding
- ✓ Flooring Adhesive
- ✓ Instrument Panel
- ✓ Made-to-Order Laminated Products including Vinyl, Paper, Veneers & High-Pressure Laminates (HPL)
- ✓ Trim Products

PATRICK
November 2021 Investor Presentation 26

Patrick Product Lines: Marine



Wire Harnesses
Electronics
Wire Screens
Flooring / Decking
Aluminum / Plastic
Fuel & Holding Tanks
Seating
Ladder
Chairs & Pedestals
Helms
Dash Assemblies



Electronics
Boat Covers, Tops,
Towers & Frames
Bow Rail
Dash Assemblies
Wire Harnesses
Rub Rails
Boat Hull Design & Tooling
Aluminum / Plastic
Fuel & Holding Tanks



Additional Product Lines

- ✓ Wind Shields (Glass / Acrylics)
- ✓ Fuel System Related Components
- ✓ Plastic Seat Bases & Components
- ✓ Vinyl (Biminis, Covers)
- ✓ Fabricated & Extruded Aluminum
- ✓ Decking, Flooring, Carpet, Vinyl
- ✓ Gauges, Instrument Panels, Displays
- ✓ Lighting
- ✓ Steering & Throttle Controls
- ✓ Plastic Products: Boxes, Inlay Tables
- ✓ Canvas Products, Panels & Trim
- ✓ Boat trailers
- ✓ Audio Products and Accessories

PATRICK
November 2021 Investor Presentation 27

Patrick Product Lines: Manufactured Housing



Kitchen & Bath Faucets & Sinks
Fiberglass Bath Fixtures & Shower Doors & Enclosures
Gypsum (Drywall & Drywall Finishing Products)
Wrapped Profile Moldings
Plumbing Products
Siding
Interior & Exterior Decorative Lighting Fixtures
Trusses
Ceiling Fans
Shingles
Interior Passage Doors
Backsplashes
Medicine Cabinets
Water Heaters
Electronics
Printed Vinyl
Tile
Recessed Lighting
Countertops
Fluorescent Lighting
Wiring/Electrical Products
Under Cabinet Lighting
Cabinet Doors & Components
Microwaves
Laminate & Ceramic Flooring
○ Ventilation System & Ridge Cap
○ Felt Paper
○ Ice & Water Protection
○ Drip Edge
○ Flashing
○ Roofing Membrane
○ Soffit & Fascia

Additional Supplied Products

- ✓ Building Arches
- ✓ Closet Organization Products
- ✓ Adhesives & Sealants
- ✓ Innovative Lighting
- ✓ Electrical Components (e.g., Panels/ Breakers, Outlet Boxes & Switches/ Receptacles)
- ✓ Fireplaces and Surrounds
- ✓ Made-to-Order Laminated Products including Vinyl, Paper, Veneers & High-Pressure Laminates (HPL)
- ✓ Cut-to-Size, Boring, Foiling & Edge-Banding
- ✓ Solid Surface, Granite and Quartz Fab
- ✓ Flooring Adhesive
- ✓ Tables & Signs
- ✓ Roof Trusses
- ✓ Wardrobe Doors & Hardware Systems
- ✓ Closet Organizers & Shelving
- ✓ Air Handling Products
- ✓ Carpeting

PATRICK
November 2021 Investor Presentation 28